Segment Information	12 Months Ended
Dec. 31, 2018
Segment Information [Abstract]
Segment Information
Note 14 - Segment Information

In the consolidated financial statements as of December 31, 2016, the Company presented two operating segments. Due to the sale of the PCB business in 2017 as described in Note 1, the Company has one operating segment.

Substantially all fixed assets are located in Israel and substantially all revenues are derived from shipments to other countries. Revenues are attributable to geographic areas/countries based upon the destination of shipment of products and related services as follows:

	Year Ended December 31,
	2018	2017	2016
	U.S. Dollars (in thousands)
Asia Pacific	98,468	79,105	66,275
United States	13,227	9,484	8,151
Europe	11,479	4,896	4,802

	123,174	93,485	79,228